News Release

Mastercard Updates Second-Quarter 2020 Operating Metrics

Purchase, N.Y. - June 8, 2020 - Mastercard today is updating its operating metrics with an additional three weeks of information. We are monitoring the impact of the pandemic and related actions being taken by governments as it relates to border restrictions, social distancing measures and opening of businesses, and the resultant impact on spending levels. With an additional three weeks of activity, we continue to see the transition from the Stabilization phase to the Normalization phase in most markets domestically. The Stabilization phase is characterized by spending stabilizing around new lower levels as a result of compliance with social distancing and mobility limitations. The Normalization phase occurs when these restrictions are relaxed and spending begins to gradually recover from the new lower levels, with some sectors recovering faster than others.

The table below shows weekly growth trends of certain operating metrics versus the comparable year ago period.

			*NEW*

	April Full Month [1]	Week ending May 7	Week ending May 14	Week ending May 21	Week ending May 28
Switched Volume [2]	(23)%	(12)%	(12)%	(8)%	(8)%
United States	(18)%	(6)%	(6)%	(3)%	(1)%
Worldwide less United States	(27)%	(19)%	(17)%	(14)%	(13)%

Switched Transactions [3]	(20)%	(12)%	(10)%	(7)%	(7)%

Cross-Border Volume [2]	(50)%	(43)%	(45)%	(45)%	(44)%

[1] Growth rates have been normalized to eliminate the effects of differing switching and carryover days between periods
[2] Mastercard-branded programs only; on a local currency basis
[3] Total number of transactions switched by Mastercard

Additional commentary:

•
Switched Volume continues to show an improving trend since the week ending May 7, in part due to the relaxation of social distancing measures in several markets and the impact of fiscal stimulus in the United States.

◦
We have seen a greater improvement in card present growth rates in particular, including in discretionary categories such as clothing, gas, home improvement, restaurants and domestic travel. Card not present growth rates remain healthy.

◦	From a geographic perspective, we are seeing positive year-over-year growth rates in some markets that have opened up, including countries such as Italy, Poland and Australia.

•	Switched Transactions trends are similar to what we are seeing in Switch Volumes.

•	Cross-Border Volume continues to be impacted by the decline in travel and remains essentially unchanged.

Additionally, we continue to see strong demand for our Data & Analytics and Cyber solutions. In Q2, we expect services growth will continue to outperform our core products and deliver positive growth.

The table below shows Cross-Border Volume growth trends versus the comparable year ago period.

NEW
60%
40%
20%
0%
-20%
-40%
-60%
-80%
-100%
JAN
FEB
MAR
APR
MAY 1
Card not present (Non-travel)
Card not present
Total
Card present

1. Through May 28th MTD
Note: Cross-border volume growth is calculated in a manner as defined in our Supplemental Operational Performance Data

Additional commentary on Cross-Border Volume:

•	Card present growth (orange line) is similar to what we saw in the week ending May 7.

•	Card not present growth (yellow line) has been more resilient than card present growth.

◦	We continue to see strong growth in card not present volumes, excluding online travel related spend (green line).

◦	Online travel related spend, which accounted for roughly a third of card not present cross-border volume in 2019, was up modestly but remains low.

Forward-Looking Statements
This press release contains forward-looking statements pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts may be forward-looking statements. When used in this press release, the words “believe”, “expect”, “could”, “may”, “would”, “will”, “trend” and similar words are intended to identify forward-looking statements. Examples of forward-looking statements include, but are not limited to, statements that relate to Mastercard’s future prospects, developments and business strategies. We caution you to not place undue reliance on these forward-looking statements, as they speak only as of the date they are made. Except for the company’s ongoing obligations under the U.S. federal securities laws, the company does not intend to update or otherwise revise the forward-looking information to reflect actual results of operations, changes in financial condition, changes in estimates, expectations or assumptions, changes in general economic or industry conditions or other circumstances arising and/or existing since the preparation of this press release or to reflect the occurrence of any unanticipated events.

Many factors and uncertainties relating to our operations and business environment, all of which are difficult to predict and many of which are outside of our control, influence whether any forward-looking statements can or will be achieved. Any one of those factors could cause our actual results to differ materially from those expressed or implied in writing in any forward-looking statements made by Mastercard or on its behalf, including, but not limited to, the following factors:

•	the impact of the coronavirus (COVID-19) outbreak and measures taken in response to the outbreak

•	regulation directly related to the payments industry (including regulatory, legislative and litigation activity with respect to interchange rates and surcharging)

•	the impact of preferential or protective government actions

•	regulation of privacy, data, security and the digital economy

•
regulation that directly or indirectly applies to us based on our participation in the global payments industry (including anti-money laundering, counter financing of terrorism, economic sanctions and anti- corruption; account-based payment systems and issuer practice regulation)

•	the impact of changes in tax laws, as well as regulations and interpretations of such laws or challenges to our tax positions

•	potential or incurred liability and limitations on business related to any litigation or litigation settlements

•	the impact of competition in the global payments industry (including disintermediation and pricing pressure)

•	the challenges relating to rapid technological developments and changes

•	the challenges relating to operating real-time account-based payment system and to working with new customers and end users

•	the impact of information security incidents, account data breaches or service disruptions

•
issues related to our relationships with our financial institution customers (including loss of substantial business from significant customers, competitor relationships with our customers and banking industry consolidation), merchants and governments

•	exposure to loss or illiquidity due to our role as guarantor and other contractual obligations

•	the impact of global economic, political, financial and societal events and conditions, including adverse currency fluctuations and foreign exchange controls

•	reputational impact, including impact related to brand perception and lack of visibility of our brands in products and services

•	the inability to attract, hire and retain a highly qualified and diverse workforce, or maintain our corporate culture

•	issues related to acquisition integration, strategic investments and entry into new businesses

•	issues related to our Class A common stock and corporate governance structure
For additional information on these and other factors that could cause the company’s actual results to differ materially from expected results, please see the company’s filings with the Securities and Exchange Commission, including the company’s Annual Report on Form 10-K for the year ended December 31, 2019 and any subsequent reports on Forms 10-Q and 8-K.

About Mastercard Incorporated (NYSE: MA), www.mastercard.com

Mastercard is a global technology company in the payments industry. Our mission is to connect and power an inclusive, digital economy that benefits everyone, everywhere by making transactions safe, simple, smart and accessible. Using secure data and networks, partnerships and passion, our innovations and solutions help individuals, financial institutions, governments and businesses realize their greatest potential. Our decency quotient, or DQ, drives our culture and everything we do inside and outside of our company. With connections across more than 210 countries and territories, we are building a sustainable world that unlocks priceless possibilities for all.

Contacts:

Investor Relations: Warren Kneeshaw or Gina Accordino, investor.relations@mastercard.com, 914-249-4565
Communications: Seth Eisen, seth.eisen@mastercard.com, 914-249-3153

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